Exhibit 99.1
1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

Third Quarter Fiscal 2025 Financial Results

•
Net Sales $58.5 Million – Up 9.5% Y/Y
•
Gross Margin 44.7% – Up 200 Basis Points
•
GAAP Net Income $169,000 or $0.01 Per Diluted Share
•
Non-GAAP Net Income $2.7 Million or $0.21 Per Diluted Share
•
Non-GAAP Adjusted EBITDAS of $4.7 Million, Up 99.1%
•
Traditional Channel Net Sales Up 9.6%
•
E-Commerce Channel Net Sales Up 9.5%
•
Domestic Channel Net Sales Up 10.1%
•
Company Increases FY25 Outlook, Reiterates FY26 Net Sales Outlook

COLUMBIA, Mo., March 6, 2025 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an innovation company that provides product solutions for outdoor enthusiasts, today announced financial results for the third quarter of fiscal 2025 ended January 31, 2025.

Third Quarter Fiscal 2025 Financial Highlights

•
Quarterly net sales were $58.5 million, an increase of $5.1 million, or 9.5%, compared with net sales of $53.4 million for the prior year.
•
Quarterly gross margin was 44.7%, compared with quarterly gross margin of 42.7% for the comparable quarter last year.
•
Quarterly GAAP net income was $169,000, or $0.01 per diluted share, compared with a GAAP net loss of $2.9 million, or ($0.23) per diluted share, last year.
•
Quarterly non-GAAP net income was $2.7 million, or $0.21 per diluted share, compared with non-GAAP net income of $1.0 million, or $0.08 per diluted share, last year. GAAP to non-GAAP adjustments for net income exclude acquired intangible amortization, stock compensation, technology implementation, emerging growth status transition costs, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

•
Quarterly non-GAAP Adjusted EBITDAS was $4.7 million, or 8.1% of net sales, compared with Adjusted EBITDAS of $2.4 million, or 4.4% of net sales, for the prior year. For a detailed reconciliation, see the schedules that follow in this release.

Brian Murphy, President and Chief Executive Officer, said, “Our third quarter results came in ahead of our expectations. We believe our strong performance demonstrates the effectiveness of our long-term strategy to leverage our innovation advantage to broaden our distribution opportunities, expand awareness of our brands, and strengthen our margins. We delivered growth in both our Outdoor Lifestyle and our Shooting Sports categories, supported by year-over-year increases in nearly all sales channels in the third quarter, including our traditional, e-commerce, and domestic sales channels. In addition, we delivered a significant increase in Non-GAAP Adjusted EBITDAS, which nearly doubled year-over-year.

“In January, we unveiled several new products that showcase our ability to leverage our innovation advantage to drive brand awareness and expand our markets by making outdoor activities more accessible to a broader audience of enthusiasts. Two prime examples come from our Caldwell® and BUBBA® brands. From Caldwell, we are reshaping how clay shooters take aim by introducing a revolutionary new target system called the ClayCopter™, which includes an easy-to-use, handheld electronic launcher that propels a set of biodegradable discs up to 100 yards in an endless variety of flight patterns, challenging shooters like never before. Both the launcher and targets fit easily into a backpack, making clay target shooting a more fun and spontaneous activity. From BUBBA, we are bringing fishing gamification to a much larger group of everyday anglers, allowing them to compete like the pros with the BUBBA SFS Lite™, an affordable breakthrough scale made with the same uncompromising reliability that Major League Fishing pros have come to trust in our BUBBA SFS Pro Series™. These are just two of the many industry-changing innovations we showcased in January. The response to our new products has been overwhelmingly positive, generating industry excitement, favorable reviews, social media buzz, and exceptional retailer enthusiasm that helps reinforce our confidence in our sales outlook for fiscal 2025 and beyond.”

Andrew Fulmer, Chief Financial Officer, said, “During the third quarter, we maintained disciplined capital management, building inventory to support customer order strength and repurchasing roughly $1.2 million of our common stock. We ended the quarter with $17.1 million in cash and no debt. We remain excited about the opportunities that lie ahead, especially in light of our strong third quarter performance, combined with ongoing retailer enthusiasm for our new products and our ability to provide instant access to innovation and excitement. As a result, we are increasing the midpoint of our net sales, earnings per share, and non-GAAP Adjusted EBITDAS guidance for fiscal 2025, and reiterating our net sales outlook for fiscal 2026, which begins May 1, 2025.”

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
NET SALES, EARNINGS/(LOSS) PER SHARE, and ADJUSTED EBITDAS GUIDANCE (Unaudited)

	Range for the Year Ending April 30, 2025
Net sales (in thousands)	$207,000	$210,000
GAAP loss per share - diluted	$(0.27)	$(0.19)
Non-GAAP Adjusted EBITDAS (in thousands)	$14,500	$15,500

	Range for the Year Ending April 30, 2026
Net sales (in thousands)	$220,000	$230,000

Conference Call and Webcast

The Company will host a conference call and webcast today, March 6, 2025, to discuss its third quarter fiscal 2025 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 481-2551 and ask to join the American Outdoor Brands call. No RSVP is necessary. The conference call audio webcast can also be accessed live on the Company's website at aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures is contained at the end of this press release. From time to time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) technology implementation, (iv) non-recurring inventory reserve adjustment, (v) emerging growth status transition costs, (vi) income tax adjustments, (vii) interest (income)/expense, (viii) income tax expense, and (ix) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands, Inc.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an innovation company that provides product solutions for outdoor enthusiasts, including hunting, fishing, camping, shooting, outdoor cooking, and personal security and personal defense products. The Company produces innovative, high quality products under brands including BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!TM; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our belief in the effectiveness of our long-term strategy to leverage our innovation advantage to broaden our distribution opportunities, expand awareness of our brands, and strengthen our margins; our belief in the enthusiasm of retailers for our new products ; our confidence and belief in our sales outlook for fiscal 2025 and beyond; our belief in our ability to provide instant access to innovation and excitement; and our expectations in achieving our guidance for fiscal 2025 and initial net sales outlook for fiscal 2026. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; the supply, availability, and costs of materials and components; the potential for increased tariffs on our products, including tariffs that may be imposed by the current presidential administration; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	As of:
	January 31, 2025 (Unaudited)	April 30, 2024
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$17,070	$29,698
Accounts receivable, net of allowance for credit losses of $159 on January 31, 2025 and $133 on April 30, 2024	31,642	25,728
Inventories	115,771	93,315
Prepaid expenses and other current assets	3,338	6,410
Income tax receivable	213	223
Total current assets	168,034	155,374
Property, plant, and equipment, net	11,502	11,038
Intangible assets, net	33,761	40,217
Right-of-use assets	32,328	33,564
Other assets	258	404
Total assets	$245,883	$240,597
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$18,366	$14,198
Accrued expenses	11,559	9,687
Accrued payroll and incentives	3,630	4,167
Lease liabilities, current	1,343	1,331
Total current liabilities	34,898	29,383
Lease liabilities, net of current portion	32,299	33,289
Total liabilities	67,197	62,672
Commitments and contingencies
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding on January 31, 2025 and April 30, 2024	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,910,868 shares issued and 12,736,866 shares outstanding on January 31, 2025 and 14,701,280 shares issued and 12,797,865 shares outstanding on April 30, 2024	15	15
Additional paid in capital	279,562	277,107
Retained deficit	(73,708)	(74,623)
Treasury stock, at cost (2,174,002 shares on January 31, 2025 and 1,903,415 shares on April 30, 2024)	(27,183)	(24,574)
Total equity	178,686	177,925
Total liabilities and equity	$245,883	$240,597

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months ended January 31,		For the Nine Months Ended January 31,
	2025	2024	2025	2024
	(Unaudited)
Net sales	$58,505	$53,425	$160,380	$154,801
Cost of sales	32,382	30,591	86,425	85,758
Gross profit	26,123	22,834	73,955	69,043
Operating expenses:
Research and development	1,947	1,792	5,487	5,065
Selling, marketing, and distribution	15,019	14,464	41,376	41,933
General and administrative	8,854	9,461	26,293	29,035
Total operating expenses	25,820	25,717	73,156	76,033
Operating income/(loss)	303	(2,883)	799	(6,990)
Other (expense)/income, net:
Other income, net	47	51	189	143
Interest income/(expense), net	(123)	(65)	19	(71)
Total other (expense)/income, net	(76)	(14)	208	72
Income/(loss) from operations before income taxes	227	(2,897)	1,007	(6,918)
Income tax expense	58	13	92	28
Net income/(loss)	$169	$(2,910)	$915	$(6,946)
Net income/(loss) per share:
Basic	$0.01	$(0.23)	$0.07	$(0.53)
Diluted	$0.01	$(0.23)	$0.07	$(0.53)
Weighted average number of common shares outstanding:
Basic	12,764	12,883	12,830	13,030
Diluted	13,124	12,883	13,215	13,030

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended January 31,
	2025	2024
	(In thousands)
Cash flows from operating activities:
Net income/(loss)	$915	$(6,946)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation and amortization	9,814	11,919
Loss on sale/disposition of assets	—	7
Provision for credit losses on accounts receivable	26	9
Stock-based compensation expense	2,685	3,071
Changes in operating assets and liabilities:
Accounts receivable	(5,940)	(383)
Inventories	(22,456)	(282)
Accounts payable	3,811	(2,034)
Accrued liabilities	1,335	1,909
Other	3,414	2,553
Net cash (used in)/provided by operating activities	(6,396)	9,823
Cash flows from investing activities:
Payments to acquire patents and software	(799)	(1,180)
Proceeds from sale of property and equipment	—	131
Payments to acquire property and equipment	(2,594)	(4,271)
Net cash used in investing activities	(3,393)	(5,320)
Cash flows from financing activities:
Proceeds from loans and notes payable	7,000	—
Payments on notes and loans payable	(7,000)	(5,000)
Payments to acquire treasury stock	(2,609)	(5,550)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	286	339
Payment of employee withholding tax related to restricted stock units	(516)	(352)
Net cash used in financing activities	(2,839)	(10,563)
Net decrease in cash and cash equivalents	(12,628)	(6,060)
Cash and cash equivalents, beginning of period	29,698	21,950
Cash and cash equivalents, end of period	$17,070	$15,890
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$236	$254
Income taxes (net of refunds)	$72	$(979)

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (In thousands, except per share data) (Unaudited)
	For the Three Months Ended January 31,			For the Nine Months Ended January 31,
	2025	2024		2025		2024

GAAP gross profit	$26,123	$22,834		$73,955		$69,043
Non-recurring inventory reserve adjustment	223	—		444		—
Non-GAAP gross profit	$26,346	$22,834		$74,399		$69,043

GAAP operating expenses	$25,820	$25,717		$73,156		$76,033
Amortization of acquired intangible assets	(2,120)	(2,960)		(6,361)		(8,881)
Stock compensation	(887)	(1,133)		(2,685)		(3,071)
Technology implementation	—	(106)		—		(465)
Emerging growth status transition costs	(82)	—		(245)		—
Other	(22)	—		(100)		(204)
Non-GAAP operating expenses	$22,709	$21,518		$63,765		$63,412

GAAP operating income/(loss)	$303	$(2,883)		$799		$(6,990)
Amortization of acquired intangible assets	2,120	2,960		6,361		8,881
Stock compensation	887	1,133		2,685		3,071
Non-recurring inventory reserve adjustment	223	—		444		—
Technology implementation	—	106		—		465
Emerging growth status transition costs	82	—		245		—
Other	22	—		100		204
Non-GAAP operating income	$3,637	$1,316		$10,634		$5,631

GAAP net income/(loss)	$169	$(2,910)		$915		$(6,946)
Amortization of acquired intangible assets	2,120	2,960		6,361		8,881
Stock compensation	887	1,133		2,685		3,071
Non-recurring inventory reserve adjustment	223	—		444		—
Technology implementation	—	106		—		465
Emerging growth status transition costs	82	—		245		—
Other	22	—		100		204
Income tax adjustments	(760)	(286)		(2,402)		(1,284)
Non-GAAP net income	$2,743	$1,003		$8,348		$4,391

GAAP net income/(loss) per share - diluted	$0.01	$(0.23)		$0.07		$(0.53)
Amortization of acquired intangible assets	0.16	0.22		0.50		0.66
Stock compensation	0.07	0.09		0.21		0.23
Non-recurring inventory reserve adjustment	0.02	—		0.03		—
Technology implementation	—	0.01		—		0.03
Emerging growth status transition costs	0.01	—		0.02		—
Other	—	—		—		0.02
Income tax adjustments	(0.06)	(0.02)		(0.19)		(0.10)
Non-GAAP net income per share - diluted	$0.21	$0.08	(a)	$0.63	(a)	$0.33	(a)

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2025	2024	2025	2024
GAAP net income/(loss)	$169	$(2,910)	$915	$(6,946)
Interest expense/(income)	123	65	(19)	71
Income tax expense	58	13	92	28
Depreciation and amortization	3,164	3,968	9,741	11,848
Stock compensation	887	1,133	2,685	3,071
Technology implementation	—	106	—	465
Non-recurring inventory reserve adjustment	223	—	444	—
Emerging growth status transition costs	82	—	245	—
Other	22	—	100	204
Non-GAAP Adjusted EBITDAS	$4,728	$2,375	$14,203	$8,741